UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-13045 (Commission File Number)	23-2588479 (IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.       Other Events.

Beginning January 1, 2006, Iron Mountain Incorporated (the “Company”) changed its reportable segments as a result of certain management and organizational changes within its North American business.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are restated versions of Items 1, 2, 7 and 15 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 16, 2006, which reflects the changes to these reportable segments. All other Items of the Company’s Annual Report on Form 10-K remain unchanged.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits
	23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware).
	23.2	Consent of RSM Robson Rhodes LLP (Iron Mountain Europe Limited).
	99.1	Updated Items 1, 2, 7 and 15 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)
	By:	/s/ JOHN F. KENNY, JR.
	Name:	John F. Kenny, Jr.
	Title:	Executive Vice President and Chief Financial Officer
Date: May 22, 2006